Exhibit 99.3

January 2006

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third's Investor Relations Department at (513) 534-0629 or Brad.Adams@53.com

R. Mark Graf	Matt Curoe	Brad Adams
SVP/Chief Financial Officer	VP/External Reporting	VP/Investor Relations
(513) 534-6924	(513) 534-0482	(513) 534-0983

Yearly Data

	Years Ended December 31,
	2005	2004	2003	2002	2001	2000
Ratios (percent)
Return on average assets	1.50	1.61	1.90	2.04	1.42	1.58
Return on average equity	16.6	17.2	19.0	18.4	13.6	17.5
Average equity as a percent of average assets	9.06	9.34	10.01	11.08	10.40	9.06
Net interest margin (c)	3.23	3.48	3.62	3.96	3.82	3.73
Efficiency (c)	53.2	53.9	47.0	47.5	57.5	53.7
Net losses charged off as a percent of average loans and leases	0.45	0.45	0.63	0.43	0.54	0.26
Allowance for loan and lease losses as a percent of loans and leases (a)	1.06	1.19	1.33	1.49	1.50	1.43
Allowance for credit losses as a percent of loans and leases (a)	1.16	1.31	1.47	1.49	1.50	1.43
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.52	0.51	0.61	0.59	0.57	0.47
Underperforming assets as a percent of loans, leases and other assets, including OREO	0.74	0.74	0.89	0.95	0.96	0.77
Allowance for loan and lease losses as a percent of nonperforming assets (a)	206.03	235.32	218.85	250.62	265.45	303.85
Allowance for loan and lease losses as a percent of underperforming assets (a)	144.13	160.20	150.28	157.12	156.49	185.21
Allowance for credit losses as a percent of nonperforming assets (a)	225.33	259.05	242.01	250.62	265.45	303.85
Allowance for credit losses as a percent of underperforming assets (a)	157.64	176.36	166.19	157.12	156.49	185.21

Common Share Data
Earnings per share	$2.79	$2.72	$2.91	$2.64	$1.74	$1.86
Earnings per diluted share	2.77	2.68	2.87	2.59	1.70	1.83
Cash dividends per common share	1.46	1.31	1.13	0.98	0.83	0.70
Book value per share	17.00	16.00	15.29	14.98	13.31	11.83
Common shares outstanding, excluding treasury	555,623,430	557,648,989	566,685,301	574,355,247	582,674,580	569,056,843
Market price per share:
High	$48.12	$60.00	$62.15	$69.70	$64.77	$60.88
Low	35.04	45.32	47.05	55.26	45.69	29.33
Close	37.72	47.30	59.10	58.55	61.33	59.75
Price/earnings ratio (b)	13.57	17.65	20.59	22.61	36.08	32.65

Supplemental Data
Common dividends declared ($ in millions)	$810	$735	$645	$568	$460	$325
Full-time equivalent employees	21,681	19,659	18,899	19,119	18,373	20,468
Banking centers	1,119	1,011	952	930	933	963

(a) As of December 31, 2004, the reserve for unfunded commitments has been reclassified from the allowance for loan and lease losses to other liabilities. The 2003 year end reserve for unfunded commitments has been reclassified to conform to the current presentation. The allowance for credit losses is the sum of the allowance for loan and lease losses and the reserve for unfunded commitments.

(b) Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

(c) Presented on a fully taxable equivalent basis (“FTE”).

Yearly Data

	Years Ended December 31,
	2005	2004	2003	2002	2001	2000
Income Statement ($ in millions)
Interest income (FTE)	$5,026	$4,150	$4,030	$4,168	$4,754	$4,994
Interest expense	2,030	1,102	1,086	1,430	2,278	2,697
Net interest income (FTE)	2,996	3,048	2,944	2,738	2,476	2,297
Provision for loan and lease losses	330	268	399	246	201	126
Merger-related loan loss provision (a)	-	-	-	-	35	12
Noninterest income:
Electronic payment processing revenue	735	622	575	512	347	252
Service charges on deposits	522	515	485	431	367	298
Mortgage banking net revenue	174	178	302	188	63	256
Investment advisory revenue	355	360	332	325	298	275
Other noninterest income	568	626	546	555	520	370
Operating lease revenue	55	156	124	-	-	-
Securities (losses) gains, net	39	(37)	81	114	28	6
Securities gains, net - non-qualifying hedges on mortgage servicing rights	-	-	3	33	143	-
Foreign exchange income	52	45	35	25	22	19
Total noninterest income	2,500	2,465	2,483	2,183	1,788	1,476
Noninterest expense:
Salaries, incentives and benefits expense	1,416	1,279	1,271	1,230	1,107	1,037
Equipment expense	105	84	82	79	91	100
Net occupancy expense	221	185	159	142	146	138
Deposit insurance expense	8	15	17	10	8	9
Operating lease expense	40	114	94	-	-	-
Other noninterest expense	1,137	1,295	928	876	752	656
Merger-related charges (a)	-	-	-	-	349	87
Total noninterest expense	2,927	2,972	2,551	2,337	2,453	2,027
Income from continuing operations before income taxes, minority interest and cumulative effect (FTE)	2,239	2,273	2,477	2,338	1,575	1,608
Taxable equivalent adjustment	31	36	39	39	45	47
Income from continuing operations before income taxes, minority interest and cumulative effect	2,208	2,237	2,438	2,299	1,530	1,561
Applicable income taxes	659	712	786	734	523	511
Income from continuing operations before minority interest and cumulative effect	1,549	1,525	1,652	1,565	1,007	1,050
Minority interest, net of tax	-	-	(20)	(38)	(2)	-
Income from continuing operations before cumulative effect	1,549	1,525	1,632	1,527	1,005	1,050
Income from discontinued operations, net of tax (b)	-	-	44	4	4	5
Income before cumulative effect	1,549	1,525	1,676	1,531	1,009	1,055
Cumulative effect of change in accounting principle, net of tax	-	-	(11)	-	(7)	-
Net income	$1,549	$1,525	$1,665	$1,531	$1,002	$1,055
Net income available to common shareholders (c)	$1,548	$1,524	$1,664	$1,530	$1,001	$1,054

Regulatory Capital Data ($ in millions) (d)
Tier 1 capital	$8,209	$8,522	$8,272	$7,747	$7,433	$6,377
Tier 2 capital	2,031	1,654	1,824	1,188	1,223	1,177
Total risk-based capital	$10,240	$10,176	$10,096	$8,935	$8,656	$7,554
Total risk-weighted assets	$97,399	$82,633	$74,477	$65,444	$59,491	$55,943
Tier 1 capital ratio	8.43%	10.31%	11.11%	11.84%	12.49%	11.40%
Total risk-based capital ratio	10.51%	12.31%	13.56%	13.65%	14.55%	13.50%
Tier 1 leverage ratio	8.08%	8.89%	9.23%	9.84%	10.64%	9.49%

(a) Tax-effects of these merger-related charges were $90 million in 2001 and $32 million in 2000.

(b) Includes gain on sale of discontinued operations of $40 million, net of tax, in 2003.

(c) Dividends on preferred stock are $.740 million for all years presented.

(d) 2005 regulatory capital data and ratios are estimated.

Yearly Data

	As of December 31,
	2005	2004	2003	2002	2001	2000
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$3,078	$2,561	$2,359	$1,891	$2,031	$1,706
Available-for-sale securities	21,924	24,687	28,999	25,464	20,507	19,029
Held-to-maturity securities	389	255	135	52	16	553
Trading securities	117	77	55	18	-	-
Other short-term investments	158	532	268	294	225	232
Total cash and securities	25,666	28,112	31,816	27,719	22,779	21,520

Loans held for sale	1,304	559	1,881	3,358	2,180	1,655
Portfolio loans and leases	69,925	59,808	52,308	45,928	41,548	42,530
Total loans and leases	71,229	60,367	54,189	49,286	43,728	44,185
Allowance for loan and lease losses	(744)	(713)	(697)	(683)	(624)	(609)
Operating lease equipment	143	304	767	-	-	-
Goodwill	2,169	979	738	740	720	545
Intangible assets	208	150	195	236	267	235
Servicing rights	441	352	299	263	426	429
Other real estate owned	54	63	55	27	30	28
Other assets	6,059	4,842	3,892	3,344	3,738	3,338
Total assets	$105,225	$94,456	$91,254	$80,932	$71,064	$69,671
Liabilities
Deposits:
Demand	$14,609	$13,486	$12,142	$10,095	$9,243	$7,152
Interest checking	18,282	19,481	19,757	17,878	13,474	10,320
Savings	11,276	8,310	7,375	10,056	7,065	5,991
Money market	6,129	4,321	3,201	1,044	1,352	923
Other time	9,313	6,837	6,201	7,638	11,301	14,231
Certificates - $100,000 and over	4,343	2,121	1,856	1,723	2,197	5,049
Foreign office	3,482	3,670	6,563	3,774	1,222	4,694
Total deposits	67,434	58,226	57,095	52,208	45,854	48,360
Federal funds purchased	5,323	4,714	6,928	4,748	2,544	2,178
Short-term bank notes	-	775	500	-	34	-
Other short-term borrowings	4,246	4,537	5,742	4,075	4,875	4,166
Convertible subordinated debentures	-	-	-	-	-	173
Other liabilities	3,549	3,297	3,259	2,657	2,553	1,993
Long-term debt	15,227	13,983	9,063	8,179	7,030	6,066
Total liabilities	95,779	85,532	82,587	71,867	62,890	62,936
Minority interest	-	-	-	461	422	-
Shareholders’ Equity
Common and preferred equity	11,138	10,507	9,749	8,779	7,748	6,708
Additional minimum pension liability	(5)	(64)	(63)	(52)	-	-
Net unrealized (losses) gains on available-for-sale securities and qualifying cash flow hedges	(408)	(105)	(57)	421	8	28
Treasury stock, at cost	(1,279)	(1,414)	(962)	(544)	(4)	(1)
Total shareholders’ equity	$9,446	$8,924	$8,667	$8,604	$7,752	$6,735
Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	555,623,430	557,648,989	566,685,301	574,355,247	582,674,580	569,056,843
Treasury shares held	27,803,674	25,802,702	16,766,390	9,071,857	80,000	21,875

Yearly	Data

	Years Ended December 31,
	2005	2004	2003	2002	2001	2000
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$67,737	$57,042	$52,414	$45,539	$44,888	$42,690
Taxable securities	24,017	29,365	27,584	22,145	18,482	17,246
Tax exempt securities	789	917	1,056	1,101	1,255	1,384
Other short-term investments	193	315	307	339	201	200
Total interest-earning assets	92,736	87,639	81,361	69,124	64,826	61,520
Cash and due from banks	2,758	2,216	1,600	1,551	1,482	1,456
Other assets	8,102	5,763	5,250	5,007	5,000	4,229
Allowance for loan and lease losses	(720)	(722)	(730)	(645)	(625)	(594)
Total assets	$102,876	$94,896	$87,481	$75,037	$70,683	$66,611
Liabilities
Interest-bearing liabilities:
Interest checking	$18,884	$19,434	$18,679	$16,239	$11,489	$9,531
Savings	10,007	7,941	8,020	9,465	4,928	5,799
Money market	5,170	3,473	3,189	1,162	2,552	939
Other time	8,491	6,208	6,426	8,855	13,473	13,716
Certificates - $100,000 and over	4,001	2,403	3,832	2,237	3,821	4,283
Foreign office	3,967	4,449	3,862	2,018	1,992	3,896
Short-term borrowings	9,511	13,539	12,373	7,191	8,799	9,725
Long-term debt	16,384	13,323	8,747	7,640	6,301	4,707
Total interest-bearing liabilities	76,415	70,770	65,128	54,807	53,355	52,596
Demand deposits	13,868	12,327	10,482	8,953	7,394	6,257
Other liabilities	3,276	2,939	2,883	2,520	2,556	1,725
Total liabilities	93,559	86,036	78,493	66,280	63,305	60,578
Minority interest	-	-	234	440	30	-
Shareholders’ equity	9,317	8,860	8,754	8,317	7,348	6,033
Total liabilities & shareholders’ equity	$102,876	$94,896	$87,481	$75,037	$70,683	$66,611

Average loans and leases (excluding held for sale)	$66,685	$55,951	$49,700	$43,529	$42,339	$41,303

Average common shares outstanding:
Basic	554,410,581	561,258,539	571,590,128	580,326,693	575,253,508	565,685,977
Diluted	558,442,819	568,234,313	580,003,074	592,020,246	591,316,210	578,973,325

Yearly Data

	Years Ended December 31,
	2005	2004	2003	2002	2001	2000
Asset Quality ($ in millions)
Nonaccrual loans and leases	$294	$228	$242	$247	$216	$174
Renegotiated loans and leases	-	1	8	-	-	2
Other assets, including other real estate owned	67	74	69	26	19	25
Total nonperforming assets	361	303	319	273	235	201
Ninety days past due loans and leases	155	142	145	162	164	128
Total underperforming assets	$516	$445	$464	$435	$399	$329

End of Period Loans and Leases ($ in millions)(net of unearned discount)
Commercial:
Commercial loans	$19,299	$16,058	$14,226	$12,786	$10,909	$10,734
Commercial mortgage	9,188	7,636	6,894	5,885	6,085	6,227
Commercial construction	6,342	4,348	3,301	3,009	3,103	2,819
Commercial leases	3,698	3,426	3,264	3,019	2,487	2,571
Subtotal - commercial	38,527	31,468	27,685	24,699	22,584	22,351
Consumer:
Consumer mortgage	8,296	7,533	5,530	6,804	6,563	7,167
Consumer construction	695	378	335	319	252	403
Credit card	866	843	762	537	448	361
Home equity	12,000	10,508	8,993	8,675	7,974	6,792
Other consumer loans	9,250	7,586	8,436	5,909	4,164	4,457
Consumer leases	1,595	2,051	2,448	2,343	1,743	2,654
Subtotal - consumer	32,702	28,899	26,504	24,587	21,144	21,834
Total loans and leases	$71,229	$60,367	$54,189	$49,286	$43,728	$44,185

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial construction loans	$31	$13	$19	$14	$26	$11
Commercial mortgage	51	51	42	41	57	42
Commercial loans and leases	146	111	136	159	122	75
Residential mortgage and construction	30	24	26	18	11	42
Other consumer loans and leases	36	30	27	15	-	6
Total nonperforming loans	$294	$229	$250	$247	$216	$176

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(373)	$(321)	$(380)	$(273)	$(273)	$(164)
Merger related charge-offs	-	-	-	-	(36)	(12)
Recoveries	74	69	68	86	82	67
Net losses charged off	$(299)	$(252)	$(312)	$(187)	$(227)	$(109)